                                                                Exhibit 10(v)

                             AMENDMENT NO. 10 TO
                       RECEIVABLES PURCHASE AGREEMENT

        This Amendment No. 10 to Receivables Purchase Agreement (this "Amendment") is entered into as of September 26, 2005, among Graybar
------------
Commerce Corporation, a Delaware corporation, as Seller ("Seller"), Graybar Electric Company, Inc., a New York corporation, as Servicer ("Servicer"),
                                                            ------------
Falcon Asset Securitization Corporation ("Conduit"), and JPMorgan Chase
                                        -----------
Bank, N.A. (successor by merger to Bank One, NA (Main Office Chicago)) ("JPMorgan")), as Agent and as a Financial Institution.
------------
                                  RECITALS
                                  --------

        Each of Seller, Servicer, Conduit and JPMorgan entered into that certain Receivables Purchase Agreement, dated as of June 30, 2000, and each of the parties thereto amended such Receivables Purchase Agreement pursuant to the following amendments: (i) that certain Amendment No. 1 to Receivables Purchase Agreement, dated as of July 12, 2000, (ii) that certain Waiver and Amendment No. 2 to Receivables Purchase Agreement, dated as of January 1, 2001, (iii) that certain Amendment No. 3 to Receivables Purchase Agreement, dated as of June 22, 2001, (iv) that certain Amendment No. 4 to Receivables Purchase Agreement, dated as of August 29, 2001, (v) that certain Amendment No. 5 to Receivables Purchase Agreement, dated as of October 26, 2001, (vi) that certain Amendment No. 6 to Receivables Purchase Agreement, dated as of December 31, 2001, (vii) that certain Amendment No. 7 to Receivables Purchase Agreement, dated as of October 23, 2002, (viii) that certain Amendment No. 8 to Receivables Purchase Agreement, dated as of December 23, 2002, and (ix) that certain Amendment No. 9 to Receivables Purchase Agreement, dated as of October 22, 2003 (such Receivables Purchase Agreement as so amended, the "Purchase Agreement").
                   ---------------------

        Each of the parties hereto now desires to amend the Purchase Agreement, subject to the terms and conditions hereof, to remove the liquidity facility and to make such other amendments, in each case, as more particularly described herein.



                                            AMENDMENT NO. 10 TO RECEIVABLES
                                            PURCHASE AGREEMENT

                                  AGREEMENT
                                  ---------

        NOW, THEREFORE, in consideration of the premises, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

        Section 1. Definitions Used Herein. Capitalized terms used herein
                   ------------------------
and not otherwise defined herein shall have the respective meanings set forth for such terms in, or incorporated by reference into, the Purchase Agreement.

        Section 2. Amendments to the Purchase Agreement. Subject to the
                   -------------------------------------
terms and conditions set forth herein, the Purchase Agreement is hereby amended as follows:

                (a) Section 5.1(d) of the Purchase Agreement is hereby amended by adding the phrase "and other than the filing of an 8-K report with the SEC" after the phrase "Other than the financing statements required hereunder."

                (b) Section 9.1(f) of the Purchase Agreement is hereby amended by deleting the percentage "13.0%" where it appears therein and inserting the percentage "15.0%" in lieu thereof.

                (c) Section 9.1(k) of the Purchase Agreement is hereby amended and restated in its entirety to read as follows:

                (k) (i) The Leverage Ratio, as of the last day of
     each fiscal quarter of Originator, shall be greater than 4.0 to 1.0 or (ii) the Interest Coverage Ratio, as of the last day of each fiscal quarter of Originator, shall be less than 2.5 to 1.0 or
     (iii) the Consolidated Tangible Net Worth shall at any time be less than $408,165,000, increased by the sum of (A) on a cumulative basis as of the end of each fiscal quarter of Originator, commencing with the fiscal quarter ending June 30, 2005, an amount equal to 50% of Consolidated Net Income (to the extent positive) for the fiscal quarter then ended plus (B) as of the end of each
                                       ----
     fiscal quarter of Originator, commencing with the fiscal quarter ending June 30, 2005, the amount (if such amount is greater than zero) by which the aggregate Net Cash Proceeds from all Equity Issuances occurring during the twelve consecutive months ending on the last day of such fiscal quarter exceed the aggregate amount funded by

     Originator during such twelve month period to repurchase its capital stock.

                (d) Exhibit Ito the Purchase Agreement is hereby amended by amending and restating in its entirety the definition of "Excluded Amount" in such exhibit to read as follows:

           "Excluded Amount" shall mean with respect to Funded Debt of
           -----------------
     Originator and its Covenant Subsidiaries attributable to certain synthetic leases of Originator in an amount equal to the lesser of
     (a) $70,906,000 and (b) the actual amount of Funded Debt attributable to such synthetic leases.

           Section 3. Removal of Liquidity Facility. Subject to the
                      ------------------------------
terms and conditions set forth herein, the Purchase Agreement is hereby amended as follows:

                (a) The Preliminary Statements of the Purchase Agreement are hereby amended by deleting the last sentence of the third paragraph of such Preliminary Statements.

                (b) Section 2.2 of the Purchase Agreement is hereby amended by amending and restating in its entirety the fifth sentence of such section to read as follows:

     Each Terminating Financial Institution shall be allocated a ratable portion of Collections from the Liquidity Termination Date that such Terminating Financial Institution did not consent to extend (as to such Terminating Financial Institution, the "Termination
                                                        ------------
     Date") until such Terminating Financing Institution's Capital shall
     ------
     be paid in full.

                (c) Section 4.1 of the Purchase Agreement is hereby amended by amending and restating in its entirety the last sentence of such section to read as follows:

     If any Funding Source acquires by assignment from Conduit any Purchaser Interest pursuant to any Funding Agreement, each Purchaser Interest so assigned shall each be deemed to have a new Tranche Period commencing on the date of any such assignment and shall accrue Yield for each day during its Tranche Period at either the LIBO Rate or the Prime Rate in accordance with the terms and conditions hereof as if each such Purchaser Interest was held by a Financial Institution, and with respect to each such Purchaser Interest, the assignee thereof shall be deemed to be a Financial Institution solely for the purposes of Sections 4.1, 4.2, 4.3, 4.4 and 4.5.
                                ------------

                (d) Section 4.4 of the Purchase Agreement is hereby amended by amending and restating in its entirety the last sentence of such section to read as follows:

     Until Seller gives notice to the Agent of another Discount Rate, the initial Discount Rate for any Purchaser Interest transferred to the Financial Institutions pursuant to the terms and conditions hereof (or assigned or transferred to any Funding Source or to any other Person) shall be the Prime Rate.

                (e) Article IV of the Purchase Agreement is hereby amended by adding the following new section to the end of such article:

        Section 4.6 Extension of Liquidity Termination Date.
                    ---------------------------------------

                (a) Seller may request one or more 364-day extensions of the Liquidity Termination Date then in effect by giving written notice of such request to the Agent (each such notice an "Extension Notice") at least 60
                                               -------------------
     days prior to the Liquidity Termination Date then in effect. After the Agent's receipt of any Extension Notice, the Agent shall promptly advise each Financial Institution of such Extension Notice. Each Financial Institution may, in its sole discretion, by a revocable notice (a "Consent
                                                                       --------
     Notice") given to the Agent on or prior to the 30th day prior to the
     --------
     Liquidity Termination Date then in effect (such period from the date of the Extension Notice to such 30th day being referred to herein as the "Consent
                                                                       --------
     Period"), consent to such extension of such Liquidity Termination Date;
     --------
     provided, however, that, except as provided in Section 4.6(b), such
     --------- --------                             --------------
     extension shall not be effective with respect to any of the Financial Institutions if any one or more Financial Institutions: (i) notifies the Agent during the Consent Period that such Financial Institution either does not wish to consent to such extension or wishes to revoke its prior Consent Notice or (ii) fails to respond to the Agent within the Consent Period (each Financial Institution that does not wish to consent to such extension or wishes to revoke its prior Consent Notice or fails to respond to the Agent within the Consent Period is herein referred to as a "Non-Renewing Financial Institution"). If none of the events described in
     --------------------------------------
     the foregoing clauses (i) or (ii) occurs during the Consent Period and all Consent Notices have been received, then, the Liquidity Termination Date shall be irrevocably extended until the date that is 364 days after the Liquidity Termination Date then in effect. The Agent shall promptly notify Seller of any Consent Notice or other notice received by the Agent pursuant to this
     Section 4.6(a).
     ---------------

                (b) Upon receipt of notice from the Agent pursuant to
     Section 4.6(a) of any Non-Renewing Financial Institution or that the
     --------------
     Liquidity Termination Date has not been extended, one or more of the Financial Institutions (including any Non-Renewing Financial Institution) may proffer to the Agent and Conduit the names of one or more institutions meeting the criteria set forth in Section 12.1(b)(i) that are willing to
                                       ------------------
     accept assignments of and assume the rights and obligations under this Agreement and the other applicable Transaction Documents of the Non-Renewing Financial Institution. Provided the proffered name(s) are acceptable to the Agent and Conduit, the Agent shall notify the remaining Financial Institutions of such fact, and the then existing Liquidity Termination Date shall be extended for an additional 364 days upon satisfaction of the conditions for an assignment in accordance with Section 12.1 and the Commitment of each Non-Renewing Financial
          ------------
     Institution shall be reduced to zero. If the rights and obligations under this Agreement and the other applicable Transaction Documents of each Non-Renewing Financial Institution are not assigned as contemplated by this Section 4.6(b) (each such Non-Renewing Financial
                          --------------
     Institution whose rights and obligations under this Agreement and the other applicable Transaction Documents are not so assigned is herein referred to as a "Terminating Financial Institution") and at least one
                      ------------------------------------
     Financial Institution is not a Non-Renewing Financial Institution, the then existing Liquidity Termination Date shall be extended for an additional 364 days; provided, however, that (i) the Purchase Limit
                          --------- --------
     shall be reduced on the Liquidity Termination Date that such
     Terminating Financial Institution did not consent to extend by an aggregate amount equal to the Terminating Commitment Availability as of such date of each Terminating Financial Institution and shall thereafter continue to be reduced by amounts equal to any reduction in the Capital of any Terminating Financial Institution (after application of Collections pursuant to Sections 2.2 and 2.3) and (ii) the
                                ------------
     Commitment of each Terminating Financial Institution shall be reduced to zero on the Termination Date applicable to such
     Terminating Financial Institution. Upon reduction to zero of the
     Capital of all of the Purchaser Interests of a Terminating Financial Institution (after application of Collections thereto pursuant to
     Sections 2.2 and 2.3) all rights and obligations
     ------------     ---
     of such Terminating Financial Institution hereunder shall be terminated and such Terminating Financial Institution shall no longer be a "Financial Institution"; provided, however, that the provisions of Article X shall
                   --------- --------                        ---------
     continue in effect for its benefit with respect to Purchaser Interests held by such Terminating Financial Institution prior to its termination as a Financial Institution.

                (c) Any requested extension of the Liquidity Termination Date may be approved or disapproved by a Financial Institution in its sole discretion. In the event that the Commitments are not extended in accordance with the provisions of this Section 4.6, the Commitment of
                                            -----------
     each Financial Institution shall be reduced to zero on the Liquidity Termination Date. Upon reduction to zero of the Commitment of a Financial Institution and upon reduction to zero of the Capital of all of the Purchaser Interests of such Financial Institution all rights and obligations of such Financial Institution hereunder shall be terminated and such Financial Institution shall no longer be a "Financial Institution"; provided, however, that the provisions of Article X shall
                   --------- --------                        ---------
     continue in effect for its benefit with respect to Purchaser Interests held by such Financial Institution prior to its termination as a Financial Institution.

                (f) Section 6.2 of the Purchase Agreement is hereby amended by deleting the phrase "(other than pursuant to Section 13.1)" from such
                                                --------------
section.

                (g) Section 10.1 of the Purchase Agreement is hereby amended by (i) replacing the phrase "the Agent and each Purchaser" in the lead-in to such section with the phrase "the Agent, each Funding Source and each Purchaser" and (ii) replacing the phrase "(which attorneys may be employees of the Agent or such Purchaser)" in the lead-in to such section with the phrase "(which attorneys may be employees of the Agent, such Funding Source or such Purchaser)".

                (h) Section 12.1(a) of the Purchase Agreement is hereby amended by amending and restating in their entirety the first two sentences of such section to read as follows:

     Seller, the Servicer, Agent and each Financial Institution hereby agree and consent to the complete or partial assignment by Conduit of all or any portion of its rights under, interest in, title to and obligations under this Agreement to any Funding Source or, with the consent of the Seller (which consent shall not be unreasonably withheld), to any other Person, and upon such assignment, Conduit shall be released from its obligations so assigned. Further, Seller, the Servicer, the Agent and each Financial Institution hereby agree that any assignee of Conduit of this Agreement or all or any of the Purchaser Interests of Conduit shall have all of the rights and benefits under this Agreement as if the term "Conduit" explicitly referred to such party (provided that the Purchaser Interests of any
                             --------
     such assignee shall accrue Yield pursuant to Section 4.1), and no such
                                                  -----------
     assignment shall in any way impair the rights and benefits of Conduit hereunder.

                (i) Section 12.2 of the Purchase Agreement is hereby amended by amending and restating in its entirety the first sentence of such section to read as follows:

     Any Financial Institution may, in the ordinary course of its business, at any time sell to one or more Persons (each a "Participant")
                                                     --------------
     participating interests in its Pro Rata Share of the Purchaser Interests of the Financial Institutions, its obligation hereunder or any other interest of such Financial Institution hereunder.

                (j) Article XIII of the Purchase Agreement is hereby deleted in its entirety and replaced with the following phrase "ARTICLE XIII {RESERVED) ".

                (k) Section 14.1(b)(i) of the Purchase Agreement is hereby amended by (i) replacing the phrase "(except pursuant to Sections 13.1 or
                                                         -------------
13.5)" in such section with the following phrase "(other than, to the extent
------
applicable in each case, pursuant to Section 4.6 or the terms of the
                                     -----------
Liquidity Agreement or any other Funding Agreement)" and (ii) replacing the phrase "Required Financial Institutions or this Section 14.1(b) or Section
                                                ---------------    -------
13.4" in such section with the following phrase "Required Financial
-----
Institutions, Section 4.6 or this Section 14.1(b)".
              -----------         -----------------

                (1) Section 14.5(b) of the Purchase Agreement is hereby amended by replacing the phrase "by the Agent to any rating agency, Commercial Paper dealer or provider of a surety, guaranty or credit or liquidity enhancement to Conduit" in such section with the following phrase "by the Agent or Conduit to any rating agency, Commercial Paper dealer, any Funding Source or other provider of a surety, guaranty or credit or liquidity enhancement to Conduit".

                (m) Section 14.6 of the Purchase Agreement is hereby amended by deleting the phrase "or any Unconditional Liquidity Provider" and the phrase "or any such entity" from such section.

                (n) Section 14.13 of the Purchase Agreement is hereby amended by (i) by replacing the phrase "(i) as administrative agent for Conduit or any Financial Institution," in such section with the following phrase "(i) as administrative agent for Conduit or any Financial Institution, or as a Funding Source or agent for any Funding Source," and
(ii) deleting the phrase ", and the giving of notice to the Agent of a mandatory purchase pursuant to Section 13.1" from the last sentence of such
                               -------------
section.

                (o) Exhibit Ito the Purchase Agreement is hereby amended by amending and restating in its entirety the definition of "Amortization Date" in such exhibit to read as follows:

           "Amortization Date" means the earliest to occur of (i)
           -------------------
     the day on which any of the conditions precedent set forth in Section
                                                                   -------
     6.2 are not satisfied, (ii) the Business Day immediately prior to the
     ---
     occurrence of an Amortization Event set forth in Section 9.1(d)(ii),
                                                      -------------------
     (iii) the Business Day specified in a written notice from the Agent following the occurrence of any other Amortization Event, (iv) the date which is 30 Business Days after the Agent's receipt of written notice from Seller that it wishes to terminate the facility evidenced by this Agreement and (v) the date of assignment by Conduit to all of the "APA Banks" (as defined in the Liquidity Agreement) pursuant to the Liquidity Agreement.

                (p) Exhibit Ito the Purchase Agreement is hereby amended by
(i) replacing the phrase "or (iii) is assigned under Article XIII" in the
                                                     ------------
definition of "Broken Funding Costs" in such exhibit with the phrase "or
(iii) is assigned pursuant to any Funding Agreement or otherwise transferred" and (ii) replacing the phrase "assignment or termination" both times it appears in the definition of "Broken Funding Costs" in such exhibit with the phrase "assignment, transfer or termination".

                (q) Exhibit Ito the Purchase Agreement is hereby amended by amending and restating in its entirety the definition of "Commitment" in such exhibit to read as follows:


           "Commitment" means, for each Financial Institution, the commitment
           ------------
     of such Financial Institution to purchase Purchaser Interests from Seller, in an amount not to exceed (i) in the aggregate, the amount set forth opposite such Financial Institution's name on Schedule A to this
                                                   ----------
     Agreement, as such amount maybe modified in accordance with the terms hereof (including, without limitation, any termination of Commitments pursuant to Section 4.6) and (ii) with respect to any individual
                 -----------
     purchase hereunder, its Pro Rata Share of the Purchase Price therefor.

                (r) Exhibit Ito the Purchase Agreement is hereby amended by amending and restating in its entirety the definition of "Funding Agreement" in such exhibit to read as follows:

           "Funding Agreement" means this Agreement and any  agreement
            -----------------
     or instrument executed by any Funding Source with or for the benefit of Conduit, including, without limitation, the Liquidity Agreement.

                (s) Exhibit Ito the Purchase Agreement is hereby amended by amending and restating in its entirety the definition of "Funding Source" in such exhibit to read as follows:

           "Funding Source" means (i) any Financial Institution or
           --------------
     (ii) any insurance company, bank or other funding entity (including, without limitation, any "APA Bank" (as defined in the Liquidity Agreement)) providing liquidity, credit enhancement or back-up purchase support or facilities to Conduit.

                (t) Exhibit Ito the Purchase Agreement is hereby amended by adding, in appropriate alphabetical order, the following definition of "Non-Renewing Financial Institution" into such exhibit:

           "Non-Renewing Financial Institution" has the meaning set
           ------------------------------------
     forth in Section 4.6.
              ------------

                (u) Exhibit Ito the Purchase Agreement is hereby amended by amending and restating in its entirety the definition of "Pro Rata Share" in such exhibit to read as follows:

           "Pro Rata Share" means, for each Financial Institution,
           --------------
     a percentage equal to (i) the Commitment of such Financial Institution, divided by (ii) the aggregate amount of all Commitments of all
     -------
     Financial Institutions hereunder, adjusted as necessary to give effect to the application of the terms of Section 4.6.
                                        ------------

                (v) Exhibit Ito the Purchase Agreement is hereby amended by amending and restating in its entirety the definition of "Terminating Financial Institution" in such exhibit to read as follows:

           "Terminating Financial Institution" has the meaning set
           -----------------------------------
     forth in Section 4.6.
              -----------

                (w) Exhibit Ito the Purchase Agreement is hereby amended by deleting in their entirety the following definitions from such exhibit: (i) Acquisition Amount, (ii) Adjusted Funded Amount, (iii) Adjusted Liquidity Price, (iv) Approved Unconditional Liquidity Provider, (v) Commitment Availability, (vi) Conduit Residual, (vii) Conduit Transfer Price, (viii) Conduit Transfer Price Deficit, (ix) Conduit Transfer Price Reduction, (x) Defaulting Financial Institution, (xi) Federal Funds Effective Rate, (xii) Non-Defaulting Financial Institution, (xiii) Reduction Percentage and (xiv) Unconditional Liquidity Provider.

                (x) Exhibit Ito the Purchase Agreement is hereby amended by adding, in appropriate alphabetical order, the following new definitions to such exhibit:

           "Consent Notice" has the meaning set forth in Section 4.6.
           ----------------                              -----------

           "Consent Period" has the meaning set forth in Section 4.6.
           ----------------                              -----------

           "Extension Notice" has the meaning set forth in Section 4.6.
           ------------------                              -----------


           "Liquidity Agreement" means the Asset Purchase Agreement,
           ---------------------
     dated as of September 26, 2005, by and among Conduit, the several APA Banks party thereto from time to time, and JPMorgan Chase Bank, N.A., individually and as funding agent, as it may be amended, restated or otherwise modified from time to time.

           "Terminating Commitment Availability" means, with respect
           -------------------------------------
     to any Terminating Financial Institution, the positive difference (if any) between (a) an amount equal to the Commitment (without giving effect to clause (ii) of the proviso to the penultimate sentence of_____________________ Section 4.6(b)) of such Terminating Financial
                             ---------------
     Institution, minus, an amount equal to 2% of such Commitment, minus,
                  -----                                            -----
     (b) the Capital of the Purchaser Interests funded by such Terminating Financial Institution.

                (y) Exhibit VII to the Purchase Agreement is hereby amended by deleting the phrase ", 13.1" from paragraph 7 of such exhibit.

        Section 4. Conditions to Effectiveness of Amendment. This
                   -----------------------------------------
Amendment shall become effective as of the date hereof (the "Effective
                                                            ----------
Date"), upon the satisfaction of the conditions precedent that:
-------

                (a) Amendment. The Agent and each Purchaser shall have
                    ---------
received, on or before the date hereof, executed counterparts of this Amendment, duly executed by each of the parties hereto.

                (b) Liquidity Agreement. The Agent and Conduit shall have
                    -------------------
received, on or before the date hereof, executed counterparts of the Liquidity Agreement (as defined in the Purchase Agreement as amended by this Amendment), duly executed by each of the parties thereto.

                (c) Amendment Fee. The Agent shall have received, on or
                    -------------
before the date hereof, in immediately available funds, a non-refundable, fully-earned amendment fee equal to $10,000.

                (d) Representations and Warranties. As of the Effective
                    ------------------------------
Date, both before and after giving effect to this Amendment, all of the representations and warranties contained in the Purchase Agreement and in each other Transaction Document shall be true and correct in all material respects as though made on the Effective Date (and by its execution hereof, each of Seller and Servicer shall be deemed to have represented and warranted such).

                (e) No Amortization Event. As of the Effective Date, both
                    ---------------------
before and after giving effect to this Amendment, no Amortization Event or Potential Amortization Event shall have occurred and be continuing (and by its execution hereof, each of Seller and Servicer shall be deemed to have represented and warranted such).

        Section 5. Miscellaneous.
                   --------------

                (a) Effect; Ratification. The amendments set forth herein
                    --------------------
are effective solely for the purposes set forth herein and shall be limited precisely as written, and shall not be deemed to (i) be a consent to, or acknowledgment of, any amendment, waiver or modification of any other term or condition of the Purchase Agreement or of any other instrument or agreement referred to therein; or (ii) prejudice any right or remedy which any Purchaser or the Agent may now have or may have in the future under or in connection with the Purchase Agreement, as amended hereby, or any other instrument or agreement referred to therein. Each reference in the Purchase Agreement to "this Agreement," "herein," "hereof" and words of like import and each reference in the other Transaction Documents to the "Receivables Purchase Agreement" or to the "Purchase Agreement" shall mean the Purchase Agreement as amended hereby. This Amendment shall be construed in connection with and as part of the Purchase Agreement and all terms, conditions, representations, warranties, covenants and agreements set forth in the Purchase Agreement and each other instrument or agreement referred to therein, except as herein amended, are hereby ratified and confirmed and shall remain in full force and effect.

                (b) Transaction Documents. This Amendment is a Transaction
                    ----------------------
Document executed pursuant to the Purchase Agreement and shall be construed, administered and applied in accordance with the terms and provisions thereof.

                (c) Costs, Fees and Expenses. In addition to the fee payable
                    -------------------------
pursuant to Section 4, Seller agrees to reimburse the Agent and each
            ----------
Purchaser on demand for all costs, fees and expenses incurred in connection with the preparation, execution and delivery of this Amendment (including the reasonable fees and expenses of counsels to the Agent and/or the other Purchasers).

                (d) Counterparts. This Amendment may be executed in any
                    -------------
number of counterparts, each such counterpart constituting an original and all of which when taken together shall constitute one and the same instrument.

                (e) Severability. Any provision contained in this
                    -------------
Amendment which is held to be inoperative, unenforceable or invalid in any jurisdiction shall, as to that jurisdiction, be inoperative, unenforceable or invalid without affecting the remaining provisions of this Amendment in that jurisdiction or the operation, enforceability or validity of such provision in any other jurisdiction.

                (f) GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND
                    --------------
CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF
ILLINOIS.

                (g) WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES
                    --------------------
TRIAL BY JURY IN ANY JUDICIAL PROCEEDING INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER (WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE) IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS AMENDMENT, ANY DOCUMENT EXECUTED BY ANY SELLER PARTY PURSUANT TO THIS AMENDMENT OR THE RELATIONSHIP ESTABLISHED HEREUNDER OR THEREUNDER.

                          (Signature Page Follows)

                IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their respective duly authorized officers as of the date first written above.

                                           GRAYBAR COMMERCE CORPORATION


                                           By:
                                              -------------------------------
                                           Name: T. E. Carpenter
                                           Title: President


                                           GRAYBAR ELECTRIC COMPANY, INC.,
                                           as Servicer


                                           By:
                                              -------------------------------
                                           Name: J. N. Reed
                                           Title: Vice President and Treasurer


                                           FALCON ASSET SECURITIZATION
                                           CORPORATION


                                           By:
                                              -------------------------------
                                           Name:
                                           Title:


                                           JPMORGAN CHASE BANK, N.A.
                                           (successor by merger to Bank One,
                                           NA (Main Office Chicago)), as Agent
                                           and as sole Financial Institution


                                           By:
                                              -------------------------------
                                           Name:
                                           Title:

                 IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their respective duly authorized officers as of the date first written above.

                                           GRAYBAR COMMERCE CORPORATION


                                           By:
                                              -------------------------------
                                           Name:
                                           Title:


                                           GRAYBAR ELECTRIC COMPANY, INC.,
                                           as Servicer


                                           By:
                                              -------------------------------
                                           Name:
                                           Title:


                                           FALCON ASSET SECURITIZATION
                                           CORPORATION


                                           By:
                                              --------------------------------
                                           Name: Maureen Marcon
                                           Title: Authorized Signer


                                           JPMORGAN CHASE BANK, N.A.
                                           (successor by merger to Bank One,
                                           NA (Main Office Chicago)),
                                           as Agent and as sole Financial
                                           Institution


                                           By:
                                              -------------------------------
                                           Name: Maureen Marcon
                                           Title: Vice President


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